                                                                    Exhibit 10.3


                      AMENDED AND RESTATED VOTING AGREEMENT

      THIS AMENDED AND RESTATED VOTING AGREEMENT is dated as of March 29, 2005 by and among Molecular Insight Pharmaceuticals, Inc., a Massachusetts corporation (the "Company"), the holders of the Company's Series A Convertible Preferred Stock set forth on the signature page hereto (the "Series A Holders"), the holders of the Company's Series B Convertible Preferred Stock set forth on the signature page hereto (the "Series B Holders"), the holders of the Company's Series C Convertible Preferred Stock set forth on the signature page hereto (the "Series C Holders"), and certain holders of the Company's Common Stock as set forth on the signature page hereto (the "Common Stockholders" and together with the Series C Holders, Series B Holders and the Series A Holders, the "Stockholders").

      WHEREAS, the Company and certain holders of its Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock previously entered into a Voting Agreement dated March 4, 2004 (the "Prior Agreement") which provided, inter alia, for certain voting agreements relating to the election of members to the Company's Board of Directors (the "Board of Directors"); and

      WHEREAS, the Company desires to sell to the Series C Holders, and the Series C Holders desire to purchase, shares of Series C Convertible Preferred Stock ("Series C Preferred Stock") and, as a condition to such purchase and sale, the Series C Holders require certain changes to the Prior Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the investment by the Series C Holders under that certain Stock Purchase Agreement (as defined below), the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Election of Directors. At any time at which stockholders of the Company have the right to, or vote for or consent in writing to, the election of directors of the Company, the Stockholders hereby agree to vote, or consent in writing as to, all shares of capital stock of the Company then owned by them in favor of the following actions to:

            (a) cause the election to the Board of Directors of one (1) representative designated by David Barlow ("Series A Director"), who shall initially be David Barlow; provided, however that if David Barlow is removed as the Series A Director for cause (as defined in Section 1(h) below) then the Series A Director shall be designated by the Series A Holders holding a majority of the shares of the Series A Convertible Preferred Stock; and

            (b) cause the election to the Board of Directors of one (1) representative designated by Cerberus Partners, L.P. (the "Series B Director"), who shall initially be Daniel Frank and who shall thereafter be selected by Cerberus Partners, L.P.; and

            (c) subject to clause (i) below, cause the election to the Board of Directors of one (1) representative designated by Cerberus Partners, L.P. (the "Series C Director" and, together with the Series A Director and the Series B Director, the "Investor Directors"), who shall initially be Andrew Jay; and

            (d) cause the election to the Board of Directors of one (1) member who shall be the President of the Company (the "Management Director"), who shall initially be John Babich; provided that if the Company shall not have a President, such position held by the Chief Executive Officer of the Company or, if there is no President or Chief Executive Officer then serving for the Company, such individual serving in a similar capacity; and

            (e) cause the election to the Board of Directors of three (3) members with appropriate industry experience who shall be designated by the President of the Company in consultation with the senior management of the Company and approved by the Series B Director, which approval shall not be unreasonably withheld or delayed (the "Industry Directors"), who shall initially be Harry Stylli, Kim Lamon and William Eckelman.

            (f) The Company shall cause the nomination for election to the Board of Directors of the individuals set forth in clauses (a) through and including
(e) above. Each of the directors designated in this Section 1 shall be elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting of stockholders) and shall serve until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

            (g) The Board of Directors shall remain seven (7) members unless changed by the vote or written consent of (i) the holders of at least fifty percent (50%) of the then-outstanding shares of capital stock, with all classes voting together as a single class, (ii) the holders of at least fifty percent (50%) of the Series A Convertible Preferred Stock, (iii) the holders of at least fifty percent (50%) of the Series B Convertible Preferred Stock and (iv) the holders of at least fifty percent (50%) of the Series C Preferred Stock (the vote or consent required by clauses (i) through (iv) being the "Requisite Vote").

            (h) For purposes of Section 1(a), "cause" shall mean either (i) the conviction of, or pleading of nolo contendre to, a felony or (ii) the commission of an act of fraud or embezzlement, in each case, by David Barlow.

            (i) So long as Siemens Venture Capital GmbH ("Siemens") continues to own Series C Preferred Stock having an aggregate Series C Stated Value of at least Three Million Dollars ($3,000,000), Siemens shall be entitled to appoint the Series C Director (when so appointed by Siemens, the Series C Director shall be referred to as the "Siemens Director"); provided, however, that, upon a Removal Event, Siemens shall immediately cease to have the right to appoint the Series C Director and the Siemens Director shall be automatically and immediately, without the need for any further corporate or Board of Directors action or deed, removed from the Board of Directors. In the event of the occurrence of a Removal Event described in clause (i) of the definition of Removal Event only, Siemens shall once again have the right of appointment of the Series C Director if the Board of Directors, acting at a duly called meeting and/or by written consent, adopts a resolution abandoning, canceling or ending the Removal Event. This right to appoint the Series C Director is personal to Siemens and, notwithstanding anything to the contrary herein or in any of the Transaction Documents (as defined in the Stock Purchase Agreement), such right shall not be assignable by Siemens, including without limitation, to any transferee of Series C Preferred Stock (or the Common Stock issuable upon conversion thereof) by Siemens. If the Siemens Director shall be removed from the Board of Directors pursuant to a Removal Event as set forth in this clause (i), the Company shall provide the Siemens Director with prompt written notice thereof (without any obligation to disclose the details of the applicable Removal Event), but the failure to give any such notice shall not be a condition to, or otherwise serve as a basis to prevent, any such removal. For purposes of Sections 1 and 3 herein, the following definitions shall apply:

            (1) "Co-Lead Investors" shall mean Cerberus Partners, L.P. and MedCap Partners, L.P.

            (2) "Qualified Public Offering" shall mean the closing of a firm commitment underwritten public offering of shares of the Company's Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on form S-1 or its equivalent, in which the Company's Common Stock is offered and sold to the public at an initial public offering price equal to at least $5.00 per share, with aggregate gross proceeds to the Company of not less than $30 million.

            (3) "Removal Event" shall mean the soonest to occur of: (i) the adoption of a resolution by the Board of Directors, acting at a duly called meeting and/or by written consent, taking any action to pursue consideration of any merger, consolidation, sale, lease or exchange of substantially all of its assets, sale or exchange of its capital stock, or any other similar business transaction involving the Corporation; (ii) June 30, 2007; and (iii) a Qualified Public Offering.

            (4) "Series C Stated Value" shall mean, with respect to each shares of Series C Preferred Stock, $202.00, which amount shall be subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, reclassification, stock combination or other recapitalization affecting the Series C Preferred Stock, all in accordance with the Company's Articles of Organization, as amended to date.

            (5) "Stock Purchase Agreement" shall mean that certain Stock Purchase Agreement by and between the Company and the Series C Holders dated March 29, 2005.

      Section 2. Vacancies and Removal.

            (a) Series A Director. The Series A Director may be removed during his or her term of office, with or without cause, by and only by the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series A Convertible Preferred Stock. Each of the Stockholders agrees to, and shall, vote all of its shares of capital stock in the same manner as the vote cast or consent given by the holders of the majority of the Series A Convertible Preferred Stock on the matter described in the foregoing sentence. Any vacancy in the office of a Series A Director shall be filled by a person designated pursuant to the terms of Section 1(a) above and each of the Stockholders agrees to vote, and shall vote, all of its shares of capital stock of the Company in favor of such person.

            (b) Series B Director. The Series B Director may be removed during his or her term of office, with or without cause, by and only by the affirmative vote or written consent of Cerberus Partners, L.P. Each of the Stockholders agrees to, and shall, vote all of its shares of capital stock in the same manner as the vote cast or consent given by Cerberus Partners, L.P. on the matter described in the foregoing sentence. Any vacancy in the office of the Series B Director shall be filled by a person designated pursuant to Section 1(b) above and each of the Stockholders agrees to, and shall, vote all of its shares of capital stock of the Company in favor of such person.

            (c) Series C Director. The Series C Director may be removed during his or her term of office, with or without cause, by and only by the affirmative vote or written consent of Cerberus Partners, L.P.; provided, however, that if Siemens has the right to appoint the Series C Director pursuant to Section 1(i) then such Siemens Director may only be removed during his or her term of office, with or without case, by and only by the affirmative vote or written consent of Siemens. Each of the Stockholders agrees to, and shall, vote all of its shares of capital stock in the same manner as the vote of or consent by Cerberus Partners, L.P. or Siemens, as the case may be, on the matter described in the foregoing sentence. Any vacancy in the office of the Series C Director shall be filled by a person designated pursuant to Section 1(c) above and each of the Stockholders agrees to, and shall, vote all of its shares of capital stock of the Company in favor of such person.

            (d) Management Director. The Management Director may be removed during his or her term of office, with or without cause, by the affirmative vote of a majority of the members of the Board of Directors if such Management Director no longer serves as the Company's President (or in a similar capacity pursuant to Section 1(d) above) or by the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Series A Stock, Series B Stock and Series C Stock voting together as a single class if such Management Director no longer serves as Company's President (or in a similar capacity pursuant to Section 1(d) above). Any vacancy in the office of the Management Director shall be filled by a vote of the majority of the Board of Directors consistent with the provisions of Section 1(d) above or by a vote of the majority of the then-outstanding shares of capital stock of the Company, and each of the Stockholders agrees to, and shall, vote all of its shares of capital stock in favor of such person.

            (e) Industry Directors. Any Industry Director may be removed during his or her term of office, with or without cause, by and only by the affirmative vote of a majority of the members of the Board of Directors (which majority shall include at least two of the Investor Directors) or by the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Series A Stock, Series B Stock and Series C Stock voting together as a single class. Any vacancy in an office of an Industry Director shall be filled by a person designated by the President of the Company in consultation with the senior management of the Company and approved by the Series B Director, such approval not to be unreasonably withheld or delayed, and each of the Stockholders agrees to, and shall, vote all of its shares of capital stock in favor of such person.

      Section 3. Observer Rights. So long as all or any portion of the Series C Preferred Stock is outstanding, the Co-Lead Investors shall have the right to appoint one representative (a "Representative") to attend as an observer all meetings of the Board of Directors (and each committee meeting thereof); provided, that, in the case of telephonic meetings conducted in accordance with the Company's by-laws and applicable law, the Representative shall be given the opportunity to participate in such telephonic meetings to the same extent other directors are permitted to participate. The Co-Lead Investors may replace their Representative from time to time, and each such replacement shall be deemed a "Representative" for purposes of this Section 3. The Co-Lead Investors shall be required to furnish the name and address of its Representative (or any such replacement) to the Company upon request therefore. The Company shall give each Representative written notice of every meeting of its Board of Directors (and any committee meeting thereof) at the same time and in the same manner as notice is given to the directors of the Company. The Company shall bear, and reimburse each Representative for, the reasonable costs of such Representative's attendance at or participation in any meetings of the Board of Directors. Each Representative shall be entitled to receive all written materials and other information given to the directors of the Company in connection with all meetings of the Board of Directors or otherwise at the same time and in the same manner such materials and information are given to the directors. Prior to the Company's obligations to provide notices and information hereunder, each Representative shall execute and deliver to the Company a standard nondisclosure agreement restricting the use or disclosure of any confidential information received by such Representative pursuant to this Section 3. Each Representative shall be entitled to consult with and advise the Board of Directors on business issues with respect to the Company and its Subsidiaries, including management's proposed annual operating plans for the Company and its Subsidiaries. Notwithstanding the foregoing, the Company shall have the right to exclude any Representative from attending any portion of a meeting and shall have the right to withhold any written materials if the Board of Directors determines that such exclusion or withholding is necessary due to a potential or actual conflict of interest or determines that such exclusion or withholding is necessary to protect the attorney-client privilege between the Company and such counsel. The Company shall take all reasonably necessary steps to implement the provisions of this Section 3.

      Section 4. Additional Parties and Definitions. If any of the Stockholders transfer any of its shares of the Company's capital stock, such party shall cause the execution by such persons or entities and the Company of a counterpart of this Agreement and an amendment adding their names as signatories hereto as a condition of any acquisition of such shares by such person or entity. This Agreement shall thereafter be amended to include such additional persons or entities without the necessity of procuring an amendment to this Agreement by the other parties hereto. The Secretary of the Company shall promptly notify the Stockholders of any purported transfer or disposition of shares by a stockholder under this Agreement.

      Section 5. Severability; Governing Law. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable to the maximum extent possible in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without giving effect to the principles of conflicts of law thereof.

      Section 6. Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by any party if another party fails to comply with the provisions of this Agreement and that in the event of any such failure, the non-defaulting party will not have an adequate remedy at law. The non-defaulting party shall, therefore, be entitled to obtain specific performance of any defaulting party's obligations hereunder and to obtain immediate injunctive relief. The defaulting party shall not argue, as a defense to any proceeding for such specific performance or injunctive relief, that the non-defaulting party has an adequate remedy at law.

      Section 7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns, legal representatives and heirs. This Agreement supercedes all prior agreements (including without limitation the Prior Agreement, which is hereby rendered null and void and of no further force and effect), whether written or oral, by and between the Company and the Stockholders with respect to the subject matter set forth herein.

      Section 8. Modification or Amendment. Neither this Agreement nor any provision hereof can be modified, amended, changed, discharged or terminated except by an instrument in writing, signed by (a) the Company (b) Cerberus Partners, L.P. if it is then a Stockholder and (c) that number of Stockholders representing at least 50% of the outstanding shares of the series of stock to be affected by such amendment or change.

      Section 9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

      Section 10. Notices. All notices to be given or otherwise made to any part to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, by express overnight courier service, or by electronic facsimile transmission (with a confirming copy sent by U.S. mail, first class, postage prepaid mail), or by first class mail, postage prepaid, addressed, if to a Stockholder, at the last address of record in the Company's stock record books and, if to the Company, at its principal offices. All notices shall be considered to be delivered three (3) days after dispatch in the event of first class or registered mail, and on the next succeeding business day in the event of facsimile transmission (with confirmation of receipt) or overnight courier service.

      Section 11. Duration of Agreement. The rights and obligations of the Company and the Series C Holders under this Agreement shall terminate, immediately prior to the consummation of and expressly conditioned upon a Qualified Public Offering. The rights and obligations of the Company and the Stockholders (other than the Series C Holders) under this Agreement shall terminate, on the earlier to occur of the following: (a) immediately prior to the consummation of and expressly conditioned upon a Qualified Public Offering,
(b) immediately prior to and expressly conditioned upon the consummation of the sale of all, or substantially all, of the Company's assets or capital stock either through a direct sale, merger, reorganization, consolidation or other form of business combination or acquisition in which voting control of the equity securities of the Company is transferred to a third party, or (c) ten years from the date hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Voting Agreement to be executed as of the date first above written.

                             MOLECULAR INSIGHT PHARMACEUTICALS, INC.

                             By: /s/ John W Babich
                                 ----------------------
                                 John Babich, President

                             COMMON STOCKHOLDERS:

                             /s/ David Barlow
                             ----------------
                             David Barlow

                             /s/ Phillip S. Magiera      04/24/05
                             ------------------------------------
                             Phillip S. Magiera

                             MEYTHALER INVESTORS:

                             By: /s/ L. Charles Meythaler
                                 ------------------------
                             Name: L. Charles Meythaler
                             Title: Manager

                             /s/ Ann Barlow
                             --------------
                             Ann Barlow

                             /s/ John W Babich
                             -----------------
                             John Babich

                             RAPHAEL, LLC

                             By: _________________
                             Name: Enrico Petrillo
                             Title:

                                   A PURCHASERS:

                                   /s/ David Barlow
                                   ----------------
                                   David Barlow

                                   /s/ James Poitras
                                   -----------------
                                   James Poitras

                                   /s/ Patricia T. Poitras
                                   -----------------------
                                   Patricia T. Poitras

                                   BOTH AS INDIVIDUALS AND
                                   AS TRUSTEES OF THEIR
                                   RESPECTIVE REVOCABLE TRUST

                                   ---------------------------
                                   James and Katherine Tambone

                                   /s/ Okjin Kim
                                   -------------
                                   Okjin Kim

                                   /s/ Ann Barlow
                                   --------------
                                   Ann Barlow

                                   MEYTHALER INVESTORS:

                                   By: /s/ L. Charles Meythaler
                                       ------------------------
                                   Name: L. Charles Meythaler
                                   Title: Manager

                                   B PURCHASERS:

                                   /s/ Frederick Frank
                                   -------------------
                                   Frederick Frank

                                   CERBERUS PARTNERS, L.P.:

                                   By: Cerberus Associates, L.L.C., its
                                       general partner

                                   By: /s/ Seth Plattus
                                       -------------------------------
                                       Seth Plattus, Managing Director

                                   By: /s/ Gerald Izzi MD
                                       -------------------------------
                                   Name: Other Series B Shareholder
                                   Title: GERALD IZZI

                                   C PURCHASERS:

                                   CERBERUS PARTNERS, L.P.:

                                   By: Cerberus Associates, L.L.C., its
                                       general partner

                                   By: /s/ Seth Plattus
                                       -------------------------------
                                       Seth Plattus, Managing Director

                                   SIEMENS VENTURE CAPITAL GMBH

                                   By: _______________________________
                                   Name:
                                   Title:

                            C PURCHASERS:

                            CERBERUS PARTNERS, L.P.:

                            By: Cerberus Associates, L.L.C., its general partner

                            By: /s/ Seth Plattus
                                -------------------------------
                                Seth Plattus, Managing Director

                            SIEMENS VENTURE CAPITAL GMBH

                            By: _______________________________
                            Name:
                            Title:

                                   M/M JAMES W. POITRAS
                                  3100 SPRINGHEAD COURT
                                 NARCOOSSEE FL 34771-8554

/s/ Patricia T. Poitras                                 /s/ James W. Poitras
-----------------------                                 --------------------
PATRICIA T. POITRAS                                     JAMES W. POITRAS

   BOTH AS INDIVIDUALS AND AS TRUSTEES OF THEIR RESPECTIVE REVOCABLE TRUSTS

                             C PURCHASER:

                             Andrew R Midler Family Trust

                             By: /s/ Andrew R. Midler
                                 ----------------------
                                 Name: Andrew R. Midler
                                 Title: Trustee

                             C PURCHASER:

                             John D. Singer, Esq.

                             By: /s/ John D. Singer, Esq.
                                 ---------------------------
                                 Name: John D. Singer, Esq.
                                 Title:

                             C PURCHASER:

                             MICHAEL C. DEUTSCH

                             By: /s/ Michael C. Deutsch
                                 --------------------------
                                 Name: Michael C. Deutsch
                                 Title:

                             C PURCHASER:

                             James W. Poitras

                             By: /s/ James W. Poitras
                                 -----------------------------------------------
                                 Name: JAMES W. POITRAS REVOCABLE TRUST V/A 29 N
                                 Title: JAMES W. POITRAS, TRUSTEE

                             By: /s/ Patricia T. Poitras
                                 -----------------------------------------------
                                 PATRICIA T. POITRAS REVOCABLE TRUST V/A 29 N
                                    PATRICIA T. POITRAS, TRUSTEE

                             C PURCHASER:
                             ________________________

                             By: /s/ Carol Frank
                                 --------------------
                                 Name:
                                 Title:

                             C PURCHASER:

                             Benjamin M. Frank Trust

                             By: /s/ Benjamin M. Frank
                                 ---------------------------
                                 Name:Benjamin M. Frank
                                 Title: Trustee

                             C PURCHASER:

                             John P. Davy
                             __________________________________

                             By:_______________________________
                                Name:
                                Title:

                             C PURCHASER:

                             RAJPAL SANDHU

                             /s/ Mary C. Henry
                             --------------------------------
                             Name: Rajpal Sandhu & Mary Henry
                             Title:

                            C PURCHASER:

                            JAMES T. LENEHAN

                            By: /s/ James T. Lenehan
                                ----------------------
                                Name: JAMES T. LENEHAN
                                Title:

                            C PURCHASER:

                            LIONEL N. STERLING REVOCABLE TRUST
                            -------------------------------------------

                            By: /s/ Lionel N. Sterling
                                ---------------------------------------
                                Name: LIONEL N. STERLING
                                Title: TRUSTEE

                            C PURCHASER:

                            America Durham, L.P.
                            -----------------------------
                            By: /s/ T. K. Duggan
                                -------------------------
                                Name: T. K. DUGGAN
                                Title: MANAGING PRINCIPAL

                            C PURCHASER:

                            International Durham, Ltd.

                            By: /s/ T. H. Dujga
                                ---------------------------------------
                                Name: T. H. Dujga
                                Title: [ILLEGIBLE]

                            C PURCHASER:

                            Institutional Benchmarks Master Fund-Canopus

                            By: /s/ Garry Crowder
                                ------------------------------------------
                                Name: GARRY CROWDER
                                Title: Director

                            C PURCHASER:

                            RICHARD SIMON

                            By: /s/ Richard Simon
                                -------------------
                                Name: RICHARD SIMON
                                Title:

                            C PURCHASER:

                            ___________________________________________

                            By: /s/ William R. Ebsworth
                                ---------------------------------------
                                Name: WILLIAM R. EBSWORTH
                                Title:

                            C PURCHASER:

                            Alan N. Berro

                            By: /s/ Alan N. Berro
                                ------------------
                                Name:
                                Title:

                            C PURCHASER:

                            Renee M. Noto

                            By: /s/ Renee M. Noto
                                -----------------
                                Name:
                                Title:

                            C PURCHASER:

                            THE RAPTOR GLOBAL PORTFOLIO LTD.

                            By: Tudor Investment Corporation

                            By: /s/ William T. Flaherty
                                -------------------------
                                Name: William T. Flaherty
                                Title: Managing Director

                            C PURCHASER:

                            THE TUDOR BVI GLOBAL PORTFOLIO LTD.

                            By: Tudor Investment Corporation

                            By: /s/ William T. Flaherty
                                -------------------------
                                Name: William T. Flaherty
                                Title: Managing Director

                            C PURCHASER:

                            TUDOR PROPRIETARY TRADING, L.L.C.

                            By: /s/ William T. Flaherty
                                -------------------------
                                Name: William T. Flaherty
                                Title: Managing Director

                            C PURCHASER:

                            William C. Smith

                            Dana Davis Smith

                            By: /s/ William C. Smith  /s/ Dana Davis Smith
                                --------------------------------------------
                                JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

                            C PURCHASER:

                            THE ALTAR ROCK FUND L.P.
                            -------------------------------------------------
                            By: Tudor Investment Corporation, General Partner

                            By: /s/ William T. Flaherty
                                -------------------------
                                Name: William T. Flaherty
                                Title: Managing Director

                   C PURCHASER:

                   Julie R. Frank, Trustee

                   By: /s/ Julie R. Frank, Revocable Trust
                       --------------------------------------
                       Dated August 13, 2001
                       Name:
                       Title:

                            C PURCHASER:

                            ___________________________________________

                            By: /s/ John C. Otsuki
                                ---------------------------------------
                                Name: JOHN C. OTSUKI
                                Title:

                            C PURCHASER:

                            MedCap Partners L.P.

                            By: /s/ [ILLEGIBLE]
                                ---------------------------------------
                                Name: [ILLEGIBLE]
                                Title: Managing Member

                            C PURCHASER:

                            MedCap Master Fund, L.P.

                            By: /s/ [ILLEGIBLE]
                                ---------------------------------------
                                Name: [ILLEGIBLE]
                                Title: Managing Member of the GP

                            C PURCHASER:

                            Kenneth Rubin

                            By: /s/ Kenneth Rubin
                                ---------------------------------------
                                Name: Individually
                                Title:

                            C PURCHASER:

                            ___________________________________________

                            By: /s/ William P. Rice
                                ---------------------------------------
                                Name: WILLIAM P. RICE
                                Title:

                            C PURCHASER:

                            JAMES J. GOLL

                            By: /s/ James J. Goll
                                ---------------------------------------
                                Name: JAMES J. GOLL
                                Title:

                            C PURCHASER:

                            James M. Hirshberg

                            By: /s/ James M. Hirshberg
                                ---------------------------------------
                                Name:
                                Title:

                            C PURCHASER:

                            Dana Doe

                            By: /s/ Dana Doe
                                ---------------------------------------
                                Name:
                                Title:

                            C PURCHASER:

                            ___________________________________________

                            By: /s/ Daniel Frank
                                ---------------------------------------
                                Name: Daniel Frank
                                Title: